1 Dahlman Rose & Co. Emerging Miners CEO Conference January 12 - 13, 2012 Omni Berkshire Place – New York City

2 Why Comstock? ▪ Nevada's historically richest mining district; vastly underexplored by modern methods ▪ Low risk jurisdiction ▪ 6,099 acres of contiguous mineralized trend (almost 6 miles) ▪ Strong management team with development, operational, regulatory and financial experience ▪ Well - capitalized balance sheet ▪ Permitted, production - ready facility provides near term cash flow to support exploration growth plan ▪ Robust development pipeline of high grade gold and silver deposits ▪ Significant near - term upside in resource growth

3 Consolidated Entire Comstock District ▪ World Class Historic Mineral District – Produced 8.2 million oz . of gold & 192 million oz . of silver – 33 bonanza discoveries - 1800 ’ s ▪ Highly fragmented land positions, locally mined – Over 400 companies (130 publicly traded) working in the Comstock in the 1870 ’ s ▪ Under - explored gold and silver district in terms of modern exploration Completed an unprecedented consolidation of the Comstock

4 Our Near - Term Focus Lucerne Resources Area Dayton Resources Area

5 Epithermal, High - Grade District “The author believes the Comstock Mine Project represents a well - explored, epithermal, precious metal deposit within a world - class mining district…. The geology of the project area is well described and understood…. The density of geologic data is high, and the reliability is excellent, particularly in the various Starter Mine areas.” ( Behre Dolbear , September 2011) 2.4 Million Gold Ounces and 20.4 Million ounces of Silver validated

6 6 Lucerne Resource Area 1.95 million Gold ounces & 17.5 million Silver ounces – 2011 Starter Mine 4+ years – Near surface – Oxide ores – Low Strip ratio – Persistent, high grades – Excellent Infrastructure – Open on East and Northern borders and depth

7 7 Lucerne Resource Area 1.95 million Gold ounces & 17.5 million Silver ounces – 2011 Starter Mine 4+ years – Near surface – Oxide ores – Low Strip ratio – Persistent, high grades – Open on East and Northern borders and depth Excellent, Permitted Infrastructure

8 Dayton Resource Area 0.45 million Gold ounces & 2.9 million Silver ounces – Near surface – Oxide ores – Low Strip ratio – Persistent, high grades – Open on West. South and Northern borders and depth

9 Dayton Resource Area 0.45 million Gold ounces & 2.9 million Silver ounces – Near surface – Oxide ores – Low Strip ratio – Persistent, high grades – Open on West. South and Northern borders and depth

10 - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 GOAL Dec-13 Sep-11 Aug-10 May-10 3,250,000 1,780,000 1,060,000 770,000 1,500,000 990,000 380,000 147,000 250,000 200,000 190,000 108,000 Measured and Indicated Inferred Historical Reported Mineral Resource 2011 M&I M&I M&I M&I Result of Behre Dolbear NI 43 - 101 Report September 2011 Average Grade Metric Average Grade Contained Ounces 53.20 (1) Tons (000’s) Au (oz/ton) Ag (oz/ton) Tonnes (000’s) Au (g/t) Ag (g/t) Au (ounces) Ag (ounces) Au Eq Oz Measured 27,610 0.030 0.314 25,100 1.027 10.737 828,000 8,660,000 990,000 Indicated 23,650 0.029 0.241 21,500 0.985 8.255 680,000 5,700,000 790,000 Measured and Indicated 51,260 0.029 0.280 46,600 1.008 9.592 1,508,000 14,360,000 1,780,000 Inferred 33,580 0.026 0.179 30,530 0.898 6.143 881,000 6,030,000 990,000 Historical 2,460 0.053 1.472 2,230 1.821 50.426 131,000 3,620,000 200,000 1) Au Eq Oz using using September 30, 2011 closing price 2,970,000

11 Untapped Opportunities Extremely productive and cost effective exploration approach with structural control – Spring 2010 drill program hit mineralization in 49 of 51 holes – Dayton hit mineralization on 63 of 64 holes – East - Side hit mineralization on all 40 holes Historic Bonanzas Mined on Comstock Land Historic Woodville Bonanza Resource Area “…the author believes that further drilling outside the currently drilled area is likely to result in developing substantial additional resources.” ( Behre Dolbear , September 2011)

12 Epithermal, High - Grade District “The author believes the Comstock Mine Project represents a well - explored, epithermal, precious metal deposit within a world - class mining district…. The geology of the project area is well described and understood…. The density of geologic data is high, and the reliability is excellent, particularly in the various Starter Mine areas.” ( Behre Dolbear , September 2011) 2.4 Million Gold Ounces and 20.4 Million ounces of Silver validated

13 PRODUCTION

14 Production Permits in Place

15 Production Permits in Place

16 American Flat - Permits in Place Required Regulatory and Environmental Permits Are Secured – Water Pollution Control Permit (Nevada Division of Environmental Protection (NDEP)) – Mine Reclamation Permit (Financial Assurance) – Storm Water (Drainage) Permit (NDEP) – Water Rights (Nevada Division of Water Resources) – Artificial Pond Permit (Nevada Dept. of Wildlife) – Special Use Permit - Mine & Process Operations (Storey County) – State Mine Inspector Notice (NV Business & Ind.) – Federal Mine Inspector Notice (MSHA) – Mercury Operating Permit – Air Quality (NDEP) Applications Pending – Production – Air Quality Control Permit (NDEP ) (Public hearing scheduled for January 26, 2012 ) Current, inclusive permits provide short lead time to production

17 Exploration Permits in Place

18 Heap Leach Project

19 Merrill Crowe Project

20 2012 Objectives Projects Dec Jan Feb Mar Apr May Jun Deliver Mobile Equipment Pond Construction/ Solution Process Air Quality Permit Heap Leach Project Crusher Installation Pre - stripping Stack First Ore Exploration

21 CORPORATE

22 Board of Directors Board of Directors Competencies & Experience John V. Winfield ▪ Lead Investor, Chairman - of - the - Board of Comstock Mining Inc. ▪ Chairman - of - the - Board, President and CEO of InterGroup Corporation Inc., Extensive experience as CEO of public companies; an entrepreneur, investor and financier, and investor in Comstock Mining Inc. since 2004 Robert A. Reseigh ▪ Director since 2008, Masters Degree in Mining Engineering: Colorado School Mines ▪ Over 40 years of experience in the mining and underground construction industry (Peter Kiewit Sons, Atkinson Construction and The Barnard Companies). ▪ Extensive experience in mine development, deep shaft, drill and blast tunnel work William J. Nance ▪ Director since 2005, Chairman of the Audit and Compensation Committees; CPA ▪ Over 40 years of experience in most phases of real estate restructuring, development and financing, and M&A Scott H. Jolcover ▪ Director since 2008, holds A.S. in Automotive Technology with further studies in Technical Industrial Education ▪ Over 30 years of Nevada mining experience, land and mine acquisitions ▪ General Manager of Plum Mining Co. LLC Corrado De Gasperis ▪ Director since June 2011, holds a B.B.A. from the Ancell School of Business at Western Connecticut State University ▪ Chief Executive Officer, President and Principal Financial Officer of Comstock Mining since April 2010 ▪ Over 23 years of experience in manufacturing, metals and mining operational and financial management, construction project management and capital markets

# Strong Production-Focused Mgmt Team

COMSTOCK MINING INC

| Core Team | Competencies & Experience |
|---|---|
| **Corrado De Gasperis** | ▪ Chief Executive Officer, President and Principal Financial Officer of Comstock Mining since April 2010, Director since June 2011<br>▪ Over 23 years of experience in manufacturing, metals and mining operational and financial management, construction project management and capital markets |
| **Clifford Nelson, Jr.** | ▪ Vice President of Operations, Bachelors Degree in Metallurgical Engineering and Materials Science<br>▪ Over 30 years of metallurgical and operational management experience with Inspiration Resources, BHP, St. Andrew Goldfields, Golden Predator, GMC Metals. Managed operations in Alaska, Nevada, |
| **Larry G. Martin, CPG** | ▪ Vice President of Exploration and Chief Geologist since 2008, Certified Professional Geologist (CPG) and designated Qualified Person (QP)<br>▪ Over 31 years of successful precious metal exploration, mine development and production experience at the following Nevada Mines: Manhattan, Borealis, Hog Ranch, Rawhide, and Sleeper. Supervised exploration in Western U.S., Canada, Honduras, Liberia and Mexico |
| **Michael N. Norred** | ▪ Vice President of Strategic Resource Planning, Founder and President of TECHBASE International, directing the Company's strategic resource planning, data integrity and quality and resource attestation<br>▪ Over 31 years of mine planning, resource definition and estimation and geological/statistical data management |
| **Cynthia Byrns** | ▪ Director of Environmental and Regulatory Management, Bachelor of Arts in Geology and Masters in Environmental Engineering<br>▪ Prior experience at Olin Corporation for its Chlor Alkali Products Division, Golden Predator Mines, and BHP Nevada Mining Company, Newmont Gold Company, Barrick Gold Strike Mining Inc. and SRK consulting |

23

24 Outstanding Institutional Investors VALUATION Current Share Price (1/10/12) $ 2.00 52 Week High $ 3.99 52 Week Low $ 1.56 Market Cap (mm) $ 184.3 Common Shares Outstanding (mm) 28.2 Common Shares - if converted (mm) 92.1 Preferred Convertible Stock $ 60.5* TOP INSTITUTIONAL HOLDERS 1. Winfield Group* 2. Longview Fund 3. Sun Valley Master Gold LLC 4. Solus LP 5. Lion Gate Capital, Inc. 6. Revelation Capital Mgmt LP 7. JAG Multi - Investments 8. Loew ’ s Corporation 9. BEMAT Financial Investments 10. O - Cap Management * InterGroup Corp., Portsmouth Square, Sante Fe Financial Corp., and John V. Winfield COMPANY OVERVIEW Company: Comstock Mining Inc. Current Quotation: NYSE Amex: LODE Headquarters : Virginia City, NV *Convertible to 63.9 million common shares

25 Capital Structure (1) The recapitalization transactions concluded on October 20, 2010 including debt - for - equity exchange, new equity raise and is suance of 862.5 Series A - 1 preferred shares to Northern Comstock LLC. (2) The debt that remained after the debt - for - equity exchange was indebtedness for land acquisitions that were in the form of promis sory notes. (3) Does not include performance - based management incentive program designed not to exceed 6% of outstanding shares of common stock post the recapitalization transactions. (4) Excludes issuance of Series A - 1 preferred shares potentially issuable to Northern Comstock LLC in the amount of 862.5 shares of Series A - 1 Preferred Stock on an annual basis.

26 Outstanding Growth Profile ▪ Near Term Production ▪ Control substantially all of Nevada’s historically richest mining district and u nderexplored by modern methods with 30 + Years of Projected Mine Life ▪ Strong management team with development, operational, regulatory and financial experience ▪ Well capitalized , strong cash position ▪ Robust pipeline of high grade multi - ounce gold and silver deposits.

27 1200 American Flat Rd PO Box 1118 Virginia City, NV 89440  775 - 847 - 5272 Main

 775 - 847 - 4755 Investors 7 800 - 750 - 5740  info@comstockmining.com 8 www.comstockmining.com January 2012